X-SQUARE BALANCED FUND
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

Description	Shares	Value
COMMON STOCKS (59.96%)
COMMUNICATIONS (5.51%)
Alphabet, Inc., Class C(a)	41	$47,675
AT&T, Inc.	1,482	43,200
Facebook, Inc., Class A(a)	285	47,538
		138,413

CONSUMER DISCRETIONARY (11.32%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	247	48,037
Amazon.com, Inc.(a)	27	52,642
Delta Air Lines, Inc.	1,087	31,013
Southwest Airlines Co.	786	27,989
TJX Cos., Inc.	1,006	48,097
United Airlines Holdings, Inc.(a)	733	23,126
Vipshop Holdings, Ltd., ADR(a)	3,436	53,533
		284,437

CONSUMER STAPLES (11.30%)
Altria Group, Inc.	1,209	46,752
Costco Wholesale Corp.	167	47,617
Dollar General Corp.	328	49,532
Philip Morris International, Inc.	679	49,540
Target Corp.	456	42,394
Walmart, Inc.	424	48,175
		284,010

FINANCIALS (11.98%)
Ally Financial, Inc.	2,628	37,922
Assured Guaranty, Ltd.	1,279	32,985
Bank of America Corp.	1,881	39,934
Berkshire Hathaway, Inc., Class B(a)	253	46,256
First BanCorp	5,724	30,452
JPMorgan Chase & Co.	468	42,134
Navient Corp.	4,395	33,314
OFG Bancorp	3,389	37,889
		300,886

HEALTH CARE (7.02%)
Amgen, Inc.	234	47,439
Bausch Health Cos., Inc.(a)	2,641	40,936
Johnson & Johnson	378	49,566
Teva Pharmaceutical Industries, Ltd., ADR(a)	4,258	38,237
		176,178

INDUSTRIALS (3.63%)
General Dynamics Corp.	333	44,059

Description	Shares	Value
INDUSTRIALS (continued)
Lockheed Martin Corp.	139	$47,114
		91,173

TECHNOLOGY (9.20%)
Advanced Micro Devices, Inc.(a)	1,129	51,346
Apple, Inc.	184	46,789
Garmin, Ltd.	602	45,126
International Business Machines Corp.	363	40,268
Micron Technology, Inc.(a)	1,127	47,402
		230,931

TOTAL COMMON STOCKS (Cost $1,601,736)		1,506,028

EXCHANGE-TRADED FUNDS (9.76%)
iShares® Broad USD Investment Grade Corporate Bond ETF	349	$19,551
iShares® iBoxx $ Investment Grade Corporate Bond ETF	160	19,762
iShares® National Muni Bond ETF	822	92,894
SPDR® Portfolio Aggregate Bond ETF	686	20,731
Vanguard® Intermediate-Term Corporate Bond ETF	1,060	92,315

TOTAL EXCHANGE-TRADED FUNDS (Cost $237,776)		245,253

	Principal
	Amount	Value
GOVERNMENT BONDS (15.33%)
U.S. Treasury Notes
01/31/25, 1.38%	$126,500	$132,538
10/31/21, 1.50%	199,800	203,835
10/31/26, 1.63%	45,600	48,819

TOTAL GOVERNMENT BONDS (Cost $371,507)		385,192

SHORT-TERM INVESTMENTS (16.43%)
U.S. Treasury Bills
09/17/20, 0.01%(b)	68,000	67,973
09/24/20, 0.02%(b)	290,000	289,822
04/02/20, 1.49%(b)	55,000	55,000

TOTAL SHORT-TERM INVESTMENTS (Cost $412,973)		412,795

TOTAL INVESTMENTS (101.48%) (Cost $2,623,992)		2,549,268
Liabilities in Excess of Other Assets (-1.48%)		(37,058)
NET ASSETS (100.00%)		$2,512,210

(a)	Non-income producing security.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

NOTE 1 — ORGANIZATION AND REGISTRATION

X-Square Balanced Fund, LLC (the “Fund”) is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified investment company with an investment objective which seeks conservation of capital, current income and long-term growth of capital and income. The Fund currently offers Class A, Class C and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures. The Fund’s Investment Adviser is X-Square Capital, LLC.

NOTE 2 — FAIR VALUE MEASUREMENTS

The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,506,028	$–	$–	$1,506,028
Exchange-Traded Funds	245,253	–	–	245,253
Government Bonds	385,192	–	–	385,192
Short-Term Investments	412,795	–	–	412,795
Total	$2,549,268	$–	$–	$2,549,268

(a)	For a detailed sector breakdown, see the accompanying Schedule of Investments.

There were no Level 3 securities held in the Fund at March 31, 2020.